SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.     )

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DEUTSCHE ASSET MANAGEMENT VIT FUNDS

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Q&A

Q:  What is the purpose of this proxy solicitation?

A:   The purpose of this proxy solicitation is to ask you to vote on the following proposals:

■
to approve a new investment advisory agreement between Deutsche Asset Management VIT Funds (the “Trust”), of which your fund is a series (each, a “Fund” and together, the “Funds”) and Deutsche Asset Management, Inc. (“DeAM, Inc.”), the investment advisor for the Funds; and

■	to approve an investment sub-advisory agreement for each Fund between DeAM, Inc. and Northern Trust Investments, Inc. (“NTI”).

Shares of the Funds (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the proposals. You, as an owner of a variable contract with benefits based on the performance of one or more of the Funds (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the “proxy”) by which a Contract Owner instructs the voting of the Shares attributable to his or her variable contract.

THE BOARD MEMBERS OF THE TRUST RECOMMEND  THAT YOU VOTE FOR THESE PROPOSALS.

Q:  Why am I being asked to vote for new Investment Advisory and Sub-Advisory Agreements?

A:   On September 27, 2002, Deutsche Bank AG, the parent company of DeAM, Inc., entered into an agreement with Northern Trust Corporation (“Northern Trust”), the parent company of NTI, under which Deutsche Bank agreed to sell its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust. The parties expect to complete this transaction by the end of the year, subject to regulatory approval and other closing conditions.

Q&Acontinued

As part of the transaction, certain employees of Deutsche Asset Management Americas, including most members of the index team responsible for management of your fund, will become employees of NTI. We are recommending that shareholders approve NTI as the sub-advisor to their fund. We expect that, if the sub-advisory agreement is approved, most of the same individuals responsible for the management of your fund at DeAM, Inc. will continue to be responsible for management of the fund at NTI and will continue to use substantially the same investment process.

We are also recommending that you approve a new advisory agreement. The new advisory agreement will be identical to the current advisory agreement, except for the dates of execution, effectiveness and initial term, and except that the new advisory agreement will permit DeAM, Inc. to delegate some or all of its duties (under the supervision of DeAM, Inc.) to a non-affiliated sub-advisor. The Trust’s current advisory agreement for the Funds does not contain a provision permitting delegation to a sub-advisor which is not an affiliate. Thus, this change merely represents a conforming change and is necessary if you approve the appointment of NTI as a sub-advisor to the Funds.

In determining to recommend that the shareholders approve the new advisory and sub-advisory agreements, we—the Board of the Trust—considered, among other factors, that approval of the proposed sub-advisory agreement would permit the Funds to continue to be managed by most of the same investment advisory personnel who currently provide services to the Funds. Among other factors, we also considered the nature, scope and quality of services that DeAM, Inc. provides under the current advisory agreement and would provide under the proposed advisory agreement and that NTI would likely provide to the Funds under the proposed sub-advisory agreement. We also considered that the advisory fee rates and other fees paid by the Funds would not change as a result of the implementation of the new advisory and sub-advisory agreements. In addition, we considered that approval of the change to the advisory agreement would permit DeAM, Inc. to delegate duties under the advisory agreement to NTI and is necessary if NTI is to be approved as a sub-advisor to the Funds.

Q:  Will the Investment Advisor to my fund remain the same?

A:  Yes. Under the proposed new advisory agreement, DeAM, Inc. will remain the advisor to your fund. If the proposed advisory and sub-advisory agreements are approved, DeAM, Inc. will supervise the provision of sub-advisory services to your fund by NTI and will continue to work with the Board of the Trust to assure that you, the shareholders, continue to receive outstanding services. If the proposed advisory agreement and sub-advisory agreement are not approved by shareholders, DeAM, Inc. will continue to provide advisory services to your fund under its current advisory agreement. However, the agreement between Deutsche Bank and Northern Trust

             2002

Dear Shareholder:

Your fund and certain other funds within the Scudder Investments Fund Complex are holding shareholder meetings at which shareholders will be asked to approve new advisory and sub-advisory agreements.

On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) agreed to sell its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust Corporation (“Northern Trust”). As part of this sale, most of the members of the index team responsible for the management of your fund will become employees of Northern Trust Investments, Inc. (“NTI”), an indirect investment advisory subsidiary of Northern Trust. We are therefore proposing that you approve NTI as a sub-advisor to your fund. Your fund and the other funds that Deutsche Asset Management, Inc. (“DeAM, Inc.“) continues to serve as investment advisor and administrator will incur no additional cost as a result of NTI’s providing sub-advisory services.

In addition, we are asking you to approve a new advisory agreement between DeAM, Inc., the current advisor, and your fund. This advisory agreement will be identical to the current advisory agreement, except for the dates of execution, effectiveness and initial term and except that the new advisory agreement will permit DeAM, Inc. to delegate some or all of its duties under the advisory agreement to an unaffiliated sub-advisor. Currently, the advisory agreement permits DeAM, Inc. to appoint an affiliate as a sub-advisor but does not contain a provision allowing for delegation of advisory duties to a sub-advisor which is not an affiliate. This change will permit DeAM, Inc. to delegate advisory duties (subject to the supervision of DeAM, Inc.) to NTI as a sub-advisor to the funds.

The enclosed proxy statement details these proposals. For your convenience, we’ve provided a question and answer section that gives a brief overview of the issues for which your vote is requested. The proxy statement itself provides greater detail about the proposals, why they are being made and how they apply to your fund. Please read these materials carefully.

Please be assured that:

•	These proposals have no effect on the number of shares you own or the value of those shares.
•	The investment objectives and policies of your fund will not change.
•	The advisory fees applicable to your fund will not change. The sub-advisory fees to be paid to NTI will be paid by DeAM, Inc.
•	The members of your fund’s Board carefully reviewed the proposals prior to recommending that you vote in favor of the proposals.

To vote, simply complete the enclosed proxy card(s)—be sure to sign and date it—and return it to us in the enclosed postage-paid envelope. Or, you can save time by voting through the Internet or by telephone as described on your proxy card.

Your vote is very important to us. If we do not hear from you, our proxy solicitor may contact you. Thank you for your response and for your continued investment.

Respectfully,
Daniel O. Hirsch
Secretary

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

Scudder Investments is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Bank Securities Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Investment Management Americas Inc. and Scudder Trust Company.

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

Equity 500 Index Fund
EAFE® Equity Index Fund
Small Cap Index Fund

One South Street
Baltimore, Maryland 21202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held February 14, 2003

A special meeting of shareholders of Deutsche Asset Management VIT Funds (the “Trust”) will be held at the offices of Deutsche Asset Management (“DeAM”), One South Street, 30th Floor, Baltimore, Maryland 21202 on February 14, 2003, at 10:00 a.m. (Eastern time) (the “Special Meeting”). The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. The Trust is comprised of the above three series (each, a “Fund,” and collectively, the “Funds”) and several other funds which are not operational and, therefore, are not addressed in the accompanying Joint Proxy Statement.

The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the Special Meeting or any adjournments thereof:

Proposal I:	To approve a new investment advisory agreement between the Trust, on behalf of each Fund, and Deutsche Asset Management, Inc. (“DeAM, Inc.”)

Proposal II:	To approve an investment sub-advisory agreement for each Fund between DeAM, Inc. and Northern Trust Investments, Inc.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof. Shares of the Funds (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the Proposals. You, as an owner of a variable contract with benefits based on the performance of one or more Funds (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form (the “proxy”) by which the Contract Owner instructs the voting of the Shares attributable to his or her variable contract.

The close of business on November 21, 2002 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. Contract Owners of record on November 21, 2002 have the right to instruct their Insurance Companies how to vote the Shares that are attributable to their variable contracts. You are cordially invited to attend the Special Meeting.

The Board of Trustees of the Trust unanimously recommends that shareholders vote FOR the Proposals.

This notice and related proxy material are first being mailed to shareholders of the Funds on or about December     , 2002. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

By Order of the Board of Trustees,
Daniel O. Hirsch,
Secretary

New York, New York
                         , 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE, DATE AND SIGN EACH ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC.  AT 1-866-767-2075.

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on each enclosed proxy card, sign and date the card(s) and return it or them in the envelope provided. If you sign, date and return the proxy card(s) but give no voting instructions, your shares will be voted “FOR” the approval of a new investment advisory agreement with Deutsche Asset Management, Inc.; “FOR” the approval of an investment sub-advisory agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.; and, in the discretion of the persons appointed as proxies, either “FOR” or “AGAINST” any other business that may properly arise at the special meeting or any adjournments thereof. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing your proxy card(s) promptly. As an alternative to using the paper proxy card to vote, you may vote shares that are registered in your name, as well as shares held in “street name” through a broker, via the internet or telephone.

See your proxy card(s) for instructions for internet voting.

You may also call 1-866-767-2075 and vote by telephone.

If we do not receive your completed proxy card(s), our proxy solicitor, Georgeson Shareholder Communications, Inc., may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts:    Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts:    Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.  All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

DEUTSCHE ASSET MANAGEMENT VIT FUNDS

Equity 500 Index Fund
EAFE® Equity Index Fund
Small Cap Index Fund

One South Street
Baltimore, Maryland 21202

PROXY STATEMENT FOR THE SPECIAL MEETING
OF SHAREHOLDERS

February 14, 2003

This joint proxy statement (“Proxy Statement”) is being furnished in connection with the solicitation by the Board of Trustees of Deutsche Asset Management VIT Funds (the “Trust”) with respect to the above three series (each, a “Fund” and collectively, the “Funds”) of proxies to be used at the special meeting of the Trust to be held at the offices of Deutsche Asset Management (“DeAM”), One South Street, 30th Floor, Baltimore, Maryland 21202 on February 14, 2003 at 10:00 a.m. (Eastern time) and at any adjournments thereof (the “Special Meeting”). This Proxy Statement and accompanying proxy card(s) (“Proxy”) are expected to be mailed to shareholders on or about December 2, 2002.

Shares of the Funds (“Shares”) have been purchased at your direction by your insurance company (the “Insurance Company”) through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a “variable contract”). Your Insurance Company, as the legal owner of the Shares, has been asked to approve the Proposals. You, as an owner of a variable contract with benefits based on the performance of one or more Funds (“Contract Owner”), are being asked by your Insurance Company for instructions as to how to vote the Shares that are attributable to your variable contract.

For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actually taken by the Trust on behalf of the applicable Fund.

Each of the Funds is comprised of two classes of shares, each with its own expense structure. However, since the proposals presented in this Proxy Statement uniformly affect each class, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may properly come before the meeting or any adjournments thereof:

Proposal I:	To approve a new investment advisory agreement (a “New Advisory Agreement”) between the Trust, on behalf of each Fund, and Deutsche Asset Management, Inc. (“DeAM, Inc.”)

Proposal II:	To approve an investment sub-advisory agreement (a “New Sub-Advisory Agreement”) for each Fund between DeAM, Inc. and Northern Trust Investments, Inc. (“NTI”).

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The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof. The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies, then, will vote all of the Funds’ shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxy cards that are properly executed and returned but that have no voting designation with respect to the Proposals will be voted “FOR” the Proposal. Each full share is entitled to one vote, and any fractional share is entitled to a fractional vote. Only Fund shareholders as of the Record Date (as defined below) will be entitled to notice of and to vote at the Special Meeting. The number of votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

The Funds’ shareholders are to consider the approval of the New Advisory Agreement between DeAM, Inc. and the Trust and the New Sub-Advisory Agreement for each Fund between DeAM, Inc. and NTI.

Unlike funds that are actively managed, each Fund seeks to replicate, as closely as possible, before expenses, the performance of a target index by holding a statistically selected sample of the securities in the index.

The Equity 500 Index Fund’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”),1 which emphasizes stocks of large US companies. It seeks to do so by investing primarily in common stocks of companies that comprise the S&P 500 Index, in approximately the same weightings as the S&P 500 Index.

The EAFE® Equity Fund’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Morgan Stanley Capital International (MSCI) EAFE® Index (the “EAFE® Index”),2 which emphasizes stocks of companies in major markets in Europe, Australia and the Far East. It seeks to do so by investing primarily in common stocks of companies that comprise the EAFE® Index, in approximately the same weightings as the EAFE® Index.

The Small Cap Index Fund’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Russell 2000 Small Stock Index (the

[1]
The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of McGraw-Hill, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance.

[2]
The Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or the ability of the EAFE® Index to track general stock market performance.

2

“Russell 2000 Index”),3 which emphasizes stocks of small US companies. It seeks to do so by investing primarily in common stocks of companies that comprise the Russell 2000 Index, in approximately the same weightings as the Russell 2000 Index.

VOTING INFORMATION

Notice of the Special Meeting and a Proxy accompany this Proxy Statement. In addition to solicitations made by mail, solicitations may also be made by telephone, telegraph, through the internet or in person by officers or employees of the Funds and certain financial services firms and their representatives, who will receive no extra compensation for their services. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Funds’ shares, (c) payment to Georgeson Shareholder Communications, Inc., a proxy solicitation firm, for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by Deutsche Asset Management, Inc. (“DeAM, Inc.”), the investment advisor for the Funds. DeAM, Inc. has engaged Georgeson Shareholder Communications, Inc. at an estimated total cost of $7,500. However, the exact cost will depend on the amount and types of services rendered. If the Funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that Proxies voted by mail may be revoked.

The most recent Annual Report of each Fund containing audited financial statements for the fiscal year ended December 31, 2001, as well as the most recent Semi-Annual Report succeeding the Annual Report, if any, of each Fund (each, a “Report”), have previously been furnished to the Funds’ respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-621-1048. The Reports are also available on the Scudder Investments website at www.scudder.com.

If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted “FOR” the approval of the Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy)

[3]
The Fund is not sponsored, endorsed, sold or promoted by Russell (“Russell”). Russell makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Russell 2000 Index to track general stock market performance.

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and also the right to revoke the Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a written notice of revocation to the Trust’s secretary (the “Secretary”). To be effective, such revocation must be received by the Secretary prior to the Special Meeting. Merely attending the Special Meeting without voting will not revoke a prior Proxy.

Deutsche Bank Trust Company Americas (formerly Bankers Trust Company) (“Deutsche Bank Trust”) may vote any shares in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Special Meeting. Accordingly, for each Proposal and for any other matter that may properly come before the Special Meeting, if Deutsche Bank Trust votes shares of the Fund over which it has voting discretion, it will do so in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries.

In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. A shareholder vote may be taken on one or more of the Proposals or on any other matter that may properly come before the Special Meeting, prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of, for the Trust, a majority of the outstanding shares of the Trust entitled to vote at the Special Meeting, i.e., for purposes of the Proposals, a majority of the outstanding shares of the Funds. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, Proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. (See “Vote Required” for a further discussion of abstentions and broker non-votes.)

Shareholders of record at the close of business on November 21, 2002 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. The number of shares of each class of each Fund that were issued and outstanding as of the Record Date are set forth in Exhibit A to this Proxy Statement.

This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one Proxy Statement. To the extent information relating to common ownership is available to the Funds, a Contract Owner with an interest in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such person has an interest. If the information relating to common ownership is not available to the

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Funds, a Contract Owner with an interest in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund. It is essential that shareholders complete, date, sign and return each enclosed Proxy (unless a shareholder is voting by telephone or through the internet).

In order that your shares may be represented, you are requested to (unless you are voting by telephone or through the internet):

•	indicate your instructions on the Proxy (or Proxies);

•	date and sign the Proxy (or Proxies); and

•	mail the Proxy (or Proxies) promptly in the enclosed envelope.

Instructions for voting by telephone or through the internet are included on the Proxy (or Proxies) enclosed with this Proxy Statement.

Beneficial Ownership of Shares of the Funds

Exhibit B to this Proxy Statement sets forth information as of November 15, 2002 regarding the beneficial ownership of the Funds’ shares by the only persons known by each Fund to beneficially own more than 5% of the outstanding shares of the Fund. [Collectively, the Trustees and executive officers of the Trust own less than 1% of each Fund’s outstanding shares.] The number of shares beneficially owned by each Trustee or executive officer is determined under rules of the Securities and Exchange Commission (the “Commission”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of November 15, 2002 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Exhibit B. The inclusion therein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

Background

Trust and Fund Structure.    The Trust is an open-end management investment company, organized under the laws of the Commonwealth of Massachusetts. As indicated earlier, the Trust is comprised of the above three Funds and several other funds which are not operational and, therefore, are not addressed in this Proxy Statement. DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund pursuant to the terms of an investment advisory agreement with the Trust (the “Current Advisory Agreement”). Pursuant to the Current Advisory Agreement, DeAM, Inc. currently supervises and assists in the management of the assets of each Fund and furnishes each Fund with research, statistical, advisory and managerial services. DeAM, Inc. pays the ordinary office expenses of each Fund and the compensation, if any, of all officers and employees of each Fund and all Trustees who are interested Trustees of the Funds. If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeAM, Inc. will also supervise the provision of sub-advisory services to the Funds by NTI.

Information About the Transaction.    On September 27, 2002, Deutsche Bank AG (“Deutsche Bank”) and Northern Trust Corporation (“Northern Trust”) entered into an

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agreement whereby Deutsche Bank will sell its global passive equity, enhanced equity and passive fixed income businesses to Northern Trust. Deutsche Bank determined to sell its passive investment business in order to focus on its core competencies and to concentrate on active investment management. The sale to Northern Trust encompasses all of Scudder Investment’s passive investment business in the Americas, Europe and the Far East. The parties expect to complete this transaction by the end of the year, subject to regulatory approval and other closing conditions. As discussed above, certain employees of Deutsche Asset Management Americas, including most members of the index teams responsible for management of the Funds, will become employees of NTI. For a period of up to 120 days from the closing of the sale of the passive investment business, ending upon the approval by shareholders of a Fund of the Proposals, an agreement will be in effect between DeAM, Inc. and NTI which will provide, in part, for the sharing of space, computer resources and employees. Under this agreement, the individuals who manage the Funds will be employees of both DeAM, Inc. and NTI and will continue to manage the Funds pursuant to the current Advisory Agreement. Upon shareholder approval of the Proposals, the dually employed personnel will terminate their employment with DeAM, Inc., the Funds will be sub-advised by NTI and the sharing arrangements will terminate.

The sale of Deutsche Bank’s passive investment business to Northern Trust will increase Northern Trust’s assets under management from approximately $327 billion (as of June 30, 2002) to approximately $447 billion, placing it among the 10 largest investment managers in the U.S. and among the top three U.S. institutional index managers. For additional information about Northern Trust and NTI, see “The Proposed Sub-Advisor” under Proposal II.

Other Information.    On June 4, 1999, Bankers Trust Company, the then-current advisor to the Funds, merged with Deutsche Bank. This merger and subsequent change in control of Bankers Trust Company required compliance with Section 15(f) of the 1940 Act, whose requirements are discussed further below. At that time, pursuant to Section 15(f), each Board declared its intention that at least 75% of its members would be disinterested persons within the contemplation of Section 15(f) and would remain disinterested persons for at least three years after the merger. Each Board has complied with this provision.

On April 5, 2002, Deutsche Bank acquired 100% of US-based asset manager Zurich Scudder Investments (“Scudder”). The combined organization is the fourth largest asset manager in the world, with approximately $742 billion in assets under management as of September 30, 2002. Effective August 19, 2002, the Deutsche Asset Management funds were combined with the Scudder family of funds under the Scudder Investments brand. The Deutsche Asset Management family of funds and the Scudder Funds have been integrated into a single fund complex, the Scudder Investments family of funds, with the investment operations of Scudder becoming part of an integrated global investment operation serving Deutsche Asset Management’s clients worldwide.

On July 30, 2002, each Fund elected eleven members of the Board of Trustees of the Trust as part of an overall plan to coordinate and enhance the efficiency of the governance of certain funds managed, advised, subadvised or administered by DeAM. The shareholders of each Fund also approved the current Advisory Agreement in order to provide DeAM, Inc. with maximum flexibility to utilize Deutsche Asset Management’s global organization by authorizing it, to the extent permissible by law and subject to further approval by the applicable Board of Trustees, to appoint certain

6

affiliates as sub-advisors. Shareholders are now being asked to approve the New Advisory Agreement, which will permit DeAM, Inc. to delegate some or all of its advisory duties to non-affiliates, such as NTI.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides that an investment advisor of a registered investment company or any of its affiliated persons may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment advisor, which results in the assignment of an investment advisory contract with the investment company, as long as two conditions are satisfied.

First, during the three (3) year period immediately following the transaction, at least 75% of the members of the Board of Directors must not be “interested persons” of the current or successor advisor within the meaning of the 1940 Act. At least 75% of the current members of the Board are not “interested persons” of DeAM, Inc. or NTI.

Second, no “unfair burden” may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two (2) year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any “interested person” (as defined in the 1940 Act) of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services).

As described above, Deutsche Bank proposes to sell its passive investment management businesses to Northern Trust. While DeAM, Inc. is not assigning its Current Advisory Agreement or the proposed New Advisory Agreement with the Funds to NTI in connection with this sale, it is proposing to delegate extensive responsibilities with respect thereto to NTI as provided for in the New Sub-Advisory Agreement. Accordingly, Deutsche Bank will use its best efforts to adhere to the requirements and conditions of Section 15(f) of the 1940 Act and Northern Trust has agreed not to interfere with or hamper Deutsche Bank in seeking to do so.

7

Proposal I: Approval of the New Advisory Agreement

The New Advisory Agreement contains identical provisions as, and does not differ from, the Current Advisory Agreement pursuant to which services are provided to the Funds except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be authorized, subject to approval by shareholders of the applicable Fund of a sub-advisory agreement with the proposed sub-advisor, to delegate some or all of its duties under the New Advisory Agreement to non-affiliated sub-advisors, such as NTI. See “The New Advisory Agreement.”

The Advisory Agreement

The Current Advisory Agreement.    DeAM, Inc. currently serves as investment advisor to each of the Funds (as discussed earlier) pursuant to the Current Advisory Agreement. The Current Advisory Agreement was initially approved by the Board of the Trust, including a majority of those members of the Board of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust or DeAM, Inc. (the “Independent Trustees”) and was approved by the shareholders of the Funds on [July 30], 2002.

If the New Advisory Agreement and New Sub-Advisory Agreement are approved, DeAM, Inc. will continue to serve as investment advisor to the Funds pursuant to the New Advisory Agreement. However, it will delegate many of its duties under the New Advisory Agreement to NTI and will supervise the provision of sub-advisory services to the Funds by NTI.

Exhibit C to this Proxy Statement lists: (i) the date of the Current Advisory Agreement; and (ii) the most recent date on which the Current Advisory Agreement was approved by the Fund’s Trustees, including a majority of the Independent Trustees of the Fund, and the Fund’s shareholders.

The New Advisory Agreement.    If approved, the New Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of (1) the applicable Fund, or by the Board of Trustees and (2) by a majority of the Independent Trustees who are not parties to such agreement, cast in person at a meeting called for such purpose.

The form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit D. The discussion of the New Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit D. The New Advisory Agreement contains identical provisions as, and does not differ from, the Current Advisory Agreement except for the dates of execution, effectiveness and initial term and except that, under the New Advisory Agreement, DeAM, Inc. would be permitted to delegate some or all of its duties under the New Advisory Agreement to a non-affiliated sub-advisor. This provision will permit DeAM, Inc. to delegate its advisory duties, to the extent it determines to do so, to NTI if shareholders approve the New Sub-Advisory Agreement, as contemplated by Proposal II. It will also permit DeAM, Inc. to delegate advisory duties to other or additional sub-advisors to the Funds in the future, subject to approval by the Board of Trustees and, to the extent required by applicable law, by shareholders.

1

The investment advisory fee rate proposed to be charged to the Funds under the New Advisory Agreement is the same as the investment advisory fee rate charged under the Current Advisory Agreement.

The advisory fee rate paid to DeAM, Inc. under the Current Advisory Agreement and the advisory fee paid by the applicable Fund for the most recent fiscal year is set forth in Exhibit E to this Proxy Statement.

For a description of DeAM, Inc. and a discussion of the deliberations of the Board in determining to approve the New Advisory Agreement, see Proposal II.

Proposal II: Approval of The Sub-Advisory Agreement

The New Sub-Advisory Agreement.

It is being proposed that NTI serve as sub-advisor for the Funds pursuant to the terms of the New Sub-Advisory Agreement. The form of the New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit F. A description of the New Sub-Advisory Agreement is set forth below and is qualified in its entirety by reference to Exhibit F.

Under the terms of the proposed New Sub-Advisory Agreement, NTI agrees, subject to the supervision and control of DeAM, Inc. and the Board of Trustees, to provide each Fund with investment advice and investment management services concerning the investments of the Fund. NTI will, among other things, (a) determine what securities will be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents; (b) make its officers and employees available to meet with the officers of DeAM, Inc. and the Fund’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions; (c) from time to time as the Board of Trustees or DeAM, Inc. may reasonably request, furnish to DeAM, Inc. and the Fund’s officers and Trustees reports on portfolio transactions and reports on issuers of securities held by the Fund; (d) provide advice and assistance to DeAM, Inc. as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes; (e) maintain all accounts, books and records of the Fund required of an investment advisor of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder, and preserve such records for the periods and in the manner prescribed under the 1940 Act and the rules and regulations thereunder; (f) maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to the New Sub-Advisory Agreement, including all means for the effecting of securities transactions; (g) permit DeAM, Inc., the Fund’s officers and the Fund’s independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice; and (h) vote, pursuant to procedures described to the Board of Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

The investment advisory fee rate charged to the Funds under the Current Advisory Agreement and the proposed New Advisory Agreement is not proposed to be changed. If the New Sub-Advisory Agreement is approved, NTI will be paid a fee for its services under the New Sub-Advisory Agreement by DeAM, Inc. from its fee as investment advisor to the applicable Fund.

2

Generally.    If approved, the New Sub-Advisory Agreement will remain in effect for an initial term of two years (unless sooner terminated), and will remain in effect from year to year thereafter if approved annually by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act; see “Vote Required” below) of (1) the applicable Fund, or by the Board of Trustees and (2) by a majority of the Independent Trustees who are not parties to such agreement, cast in person at a meeting called for such purpose. The New Sub-Advisory Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by DeAM, Inc. or the Board of Trustees or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund or upon 120 days’ written notice by NTI to DeAM, Inc. and the applicable Fund.

NTI is obligated to pay expenses associated with providing the services contemplated by the New Sub-Advisory Agreement. The Funds bear certain other expenses including the fees of the Board of Trustees. The Funds also pay any extraordinary expenses incurred. Pursuant to the New Sub-Advisory Agreement, NTI’s fee will be payable solely by DeAM, Inc., from its fee as investment advisor to the applicable Fund. The Funds will have no responsibility for the sub-advisory fees payable to NTI. The services of NTI are not deemed to be exclusive and nothing in the New Sub-Advisory Agreement prevents it or its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Funds) or from engaging in other activities.

Under the New Sub-Advisory Agreement, NTI will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of NTI, if such recommendation is made in good faith; provided that nothing therein shall be construed to protect NTI against any liability to DeAM, Inc., the Funds or to their shareholders to which NTI could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of NTI’s reckless disregard of its obligations and duties under the New Sub-Advisory Agreement.

As investment sub-advisor, NTI will have full discretionary authority to place orders for the purchase and sale of securities for the account of each Fund with such brokers and dealers as it may select. In the selection of brokers and dealers and the placing of orders, NTI will seek for each Fund the most favorable execution and net price available. In assessing the best execution and net price available for any transaction, NTI will consider all factors it deems relevant. When it can be done consistently with the policy of obtaining the most favorable net results, NTI may place such orders with brokers and dealers who provide market, statistical and other research information to the applicable Fund, DeAM, Inc. or NTI. NTI is authorized, under certain circumstances, when placing portfolio transactions for securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction on account of the receipt of market, investment, statistical and other research information, upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by the broker or dealer, subject to applicable laws and regulations and review by DeAM, Inc. and the Board of Trustees from time to time. When it can be done consistently with the policy of obtaining the most favorable net results, in selecting brokers and dealers with which to place portfolio transactions for the applicable Fund, NTI may consider NTI’s or DeAM, Inc.’s affiliates. However, NTI may only effect transactions through brokers or dealers affiliated with DeAM, Inc. or

3

NTI with the prior written approval of the Board of the applicable Fund and DeAM, Inc., which may direct NTI with respect to the selection of brokers.

There were no affiliated brokerage transactions for any of the Funds during the Funds’ last fiscal year.

Management of the Funds

The Advisor.    Under the supervision of the Board, DeAM, Inc., located at 280 Park Avenue, New York, New York 10017, acts as the investment advisor to each Fund. As investment advisor, DeAM, Inc. currently makes each Fund’s investment decisions. It buys and sells securities for each Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also currently responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is registered with the Commission as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. If the New Advisory Agreement and the New Sub-Advisory Agreement are approved, DeAM, Inc. will supervise the provision of sub-advisory services to the Funds by NTI.

In addition to providing investment advisory services to the Funds, DeAM, Inc. serves as investment advisor to 44 other investment companies and investment sub-advisor to 57 other investment companies. As of September 30, 2002, DeAM, Inc. had approximately $85 billion of assets under management. DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank.

See Exhibit G to this Proxy Statement for a list of those investment companies that DeAM, Inc. advises or subadvises that have investment objectives similar to those of the Funds, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of DeAM, Inc. are set forth in Exhibit H to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at DeAM, Inc. is 280 Park Avenue, New York, NY 10017.

The Proposed Sub-Advisor.    NTI is a subsidiary of The Northern Trust Company (“TNTC”). NTI is located at 50 South LaSalle Street, Chicago, IL 60675. NTI has managed accounts, including registered investment companies, designed to mirror the performance of the same indices as those the Funds seek to replicate.

NTI is an Illinois state chartered trust company and an investment advisor registered under the Investment Advisers Act of 1940, as amended. Formed in 1988, it primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. As of September 30, 2002, NTI had approximately $             of assets under management. After the sale of Deutsche Bank’s passive investment business to NTI is completed, NTI will have approximately $26.4 billion of assets under management.

TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, it administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. It is the principal subsidiary of Northern Trust, a bank holding company.

4

Northern Trust, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors, and as of June 30, 2002, administered in various capacities approximately $1.66 trillion of assets, including approximately $327.4 billion of assets under discretionary management. As of such date, Northern Trust and its subsidiaries had approximately $37.8 billion in assets and $22.9 billion in deposits.

See Exhibit I to this Proxy Statement for a list of those investment companies that NTI advises or subadvises that have investment objectives similar to those of the Funds, together with information regarding the fees charged to those companies.

The principal occupations of each director and principal executive officer of NTI are set forth in Exhibit J to this Proxy Statement. The principal business address of each director and principal executive officer as it relates to his or her duties at NTI is 50 South LaSalle Street, Chicago, IL 60675.

Administrator, Transfer Agent, Custodian and Distributor.    ICCC serves as administrator and transfer agent and provides fund accounting services to the Funds. ICCC’s address is c/o Scudder Investments, 811 Main Street, Kansas City, Missouri 64105. Deutsche Bank Trust serves as custodian of each Fund. Scudder Distributors, Inc. (“SDI”) serves as the distributor of each Fund’s shares pursuant to a distribution agreement. SDI’s address is 222 South Riverside Plaza, Chicago, Illinois 60606. It is expected that these services will continue to be provided by the same service providers after approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

Deutsche Bank.    Deutsche Bank, Aktiengesellschaft, Taunusalage 12, D-60262, Frankfurt am Main, Federal Republic of Germany, is an international commercial and investment banking group and a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on many exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). Deutsche Bank is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Recommendation of the Board

At a meeting of the Board of Trustees of the Trust held on October 28, 2002 called for the purpose of, among other things, voting on approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement. In reaching this conclusion, the Board of Trustees obtained from DeAM, Inc., Northern Trust and NTI such information as they deemed reasonably necessary to continue DeAM, Inc. as investment advisor to the Funds and to approve NTI as investment sub-advisor to the Funds. Representatives of DeAM, Inc. and NTI made detailed presentations at the meeting with respect to, among other factors, the organizational structure, operations, assets under management, asset management services, financial conditions, research capabilities, portfolio management approach and investment results of DeAM, Inc. and NTI, respectively. NTI’s presentation also included materials showing and explaining the correlation of the accounts and registered investment companies NTI manages with the same indices used by the Funds.

In determining to approve the New Advisory Agreement and the New Sub-Advisory Agreement and submit them to shareholders for approval, the Board considered a

5

number of factors. The Board particularly considered that approval of the New Sub-Advisory Agreement would permit the Funds to continue to be managed by most of the same investment advisory personnel who currently provide services to the Funds under the Current Advisory Agreement, as these personnel will be employed by NTI after completion of the transaction. The Board considered that the investment objectives and policies of the Funds would not change and that the Funds would be managed using substantially the same investment process as is currently used. The Board also considered that DeAM, Inc. agreed that, effective upon the approval of the New Advisory Agreement and the New Sub-Advisory Agreement by the shareholders, it would maintain the current cap on the expenses of the Funds for a two-year period from the date of approval of the New Advisory Agreement and New Sub-Advisory Agreement.

The Board also considered a number of other factors including, among other things, the nature, scope and quality of services that DeAM, Inc. and NTI would likely provide to the Funds under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively; that the advisory fee rates and other fees paid by the Funds would not change as a result of the implementation of the New Advisory Agreement and the New Sub-Advisory Agreement; the quality and depth of the personnel and organization of NTI and Northern Trust before and after the transaction; the capacities of DeAM, Inc. and NTI to perform their duties under the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, and their commitment to continue to provide these services in the future; the financial standings of NTI and Northern Trust; and the experience and expertise of DeAM, Inc. and NTI as investment advisors, both in general, as reflected in their amounts of assets under management and in particular, with respect to NTI, with respect to its experience managing accounts and registered investment companies seeking to replicate the same indices as the Funds. The Board also considered that after the transaction NTI will be among the largest passive index managers in the U.S. In addition, the Board considered that continuing to maintain an advisory relationship with DeAM, Inc. as investment advisor to the Funds will ensure that the activities of NTI will be monitored by an organization with extensive experience in passive index investing.

With respect to the New Advisory Agreement, the Board also considered that the terms of the New Advisory Agreement would be identical to the terms of the Current Advisory Agreement (except for the dates of execution, effectiveness and initial term), except that under the New Advisory Agreement DeAM, Inc. would be permitted to delegate some or all of its advisory duties to an unaffiliated sub-advisor. The Board considered that this provision will be necessary if the shareholders determined to approve the New Sub-Advisory Agreement, in order to permit DeAM, Inc. to appropriately delegate some or all of its advisory duties to NTI and that, if the New Advisory Agreement were not approved, the services of most of the personnel at the management team responsible for providing advisory services to the Funds would in the near future no longer be available to the Funds. The Board also considered that, pursuant to the New Advisory Agreement, DeAM, Inc. would supervise the sub-advisory duties of NTI.

Based on the factors discussed above, and others, the Board of Trustees determined that the New Advisory Agreement and the New Sub-Advisory Agreement are fair and reasonable and in the best interest of the Funds and their respective shareholders. Based on all of the foregoing, at a meeting on October 28, 2002, the Board of Trustees of the Trust, including the Independent Trustees, voted unanimously to approve the New

6

Advisory Agreement and the New Sub-Advisory Agreement and to recommend them to the shareholders for their approval.

Therefore, after careful consideration, the Board of Trustees, including the Independent Trustees, recommend that the respective shareholders of the Funds vote “FOR” the approval of the New Advisory Agreement as set forth in Proposal I and the New Sub-Advisory Agreement as set forth in this Proposal.

The agreement between Deutsche Bank and Northern Trust provides that, for a period of up to 120 days after the closing of the transaction, the investment advisory personnel who currently provide services to the Funds under the Current Advisory Agreement will be employees of both DeAM, Inc. and NTI and will continue to manage the Funds pursuant to the Current Advisory Agreement, but will become employees solely of NTI at the end of the 120-day period. Pursuant to the terms of the agreement with Northern Trust, DeAM, Inc. will no longer provide passive index management services after the expiration of the 120-day period, except to the extent provided for by the New Advisory Agreement described herein. Thus, if either Proposal I (approving the New Advisory Agreement permitting DeAM, Inc. to appoint an unaffiliated sub-advisor) or Proposal II (approving the New Sub-Advisory Agreement with NTI) are not approved by shareholders, DeAM, Inc. will return to the Board of the Trust with a recommendation that would address the reasons for the non-approval.

If the New Advisory Agreement is approved by the shareholders, the agreement will remain in effect as described above. If the New Advisory Agreement is not approved by the shareholders, DeAM, Inc. will continue to serve as investment advisor to the Funds pursuant to the Current Advisory Agreement but will not be able to delegate advisory duties to NTI and will not be able to utilize the services of the advisory personnel who currently provide services to the Portfolios under the Current Advisory Agreement after the end of the 120-day period described above. The Board of Trustees will consider what other action, if any, is appropriate based upon the interests of the shareholders.

If the New Sub-Advisory Agreement is approved by the shareholders, the agreement will remain in effect as described above. If the New Sub-Advisory Agreement is not approved by the shareholders, the Board of Trustees will consider what other action, if any, is appropriate based upon the interests of the shareholders, including consideration of an alternative sub-advisor.

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VOTE REQUIRED

Approval of Proposal I with respect to a particular Fund’s New Advisory Agreement and Proposal II with respect to a particular Fund’s New Sub-Advisory Agreement each requires the affirmative vote of a “majority” of the outstanding shares of the Funds. “Majority” (as defined in the 1940 Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the applicable Fund present at the Special Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals I and II, which each require the approval of a specified percentage of the outstanding shares of a Fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” APPROVAL OF PROPOSALS I and II.
ANY UNMARKED PROXIES WILL BE SO VOTED.

The Board is not aware of any other matters that will come before the Special Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund’s meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Shareholders holding at least 10% of each Fund’s outstanding voting securities (as defined in the 1940 Act) may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Trustee of the Fund. Meetings of shareholders for any other purpose also shall be called by the Board of Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT GEORGESON SHAREHOLDER COMMUNICATIONS, INC. AT  1-866-767-2075.

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CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING  SHARES  OF  THE FUNDS AND SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, OR FOLLOW THE INSTRUCTIONS FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY.

By Order of the Board of Trustees,
Daniel O. Hirsch, Secretary

                                , 2002

THE BOARD OF TRUSTEES OF THE TRUST HOPES THAT SHAREHOLDERS AND CONTRACT OWNERS WILL ATTEND THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN EACH ENCLOSED PROXY IN THE ACCOMPANYING   ENVELOPE   (OR   FOLLOW   THE   INSTRUCTIONS  FOR  VOTING  BY TELEPHONE OR THROUGH THE INTERNET ON THE ENCLOSED PROXY).

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EXHIBIT A

SHARES OUTSTANDING AS OF RECORD DATE

Fund	Number of Shares Outstanding
Equity 500 Index Fund—Class A
Equity 500 Index Fund—Class B
EAFE® Equity Index Fund—Class A
EAFE® Equity Index Fund—Class B
Small Cap Index Fund—Class A
Small Cap Index Fund—Class B

A-1

EXHIBIT B

5% SHAREHOLDERS

Equity 500 Index Fund—Class A:

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent Ownership of Outstanding Shares
Lincoln National Life Variable Annuity Account C 1300 South Clinton St. Fort Wayne, IN 46802-3506		%

Lincoln Life Separate Acct 27 MF Accounting 1300 South Clinton St. Fort Wayne, IN 46802-3506		%

Lincoln Life Variable Annuity Account N 1300 South Clinton St. Fort Wayne, IN 46802-3506		%

Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333		%

Lincoln Life Flexible Premium Variable Life Account M 1300 South Clinton St. Fort Wayne, IN 46802-3506		%

Equity 500 Index Fund—Class B:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Deutsche Asset Management Inc. One South Street Baltimore, MD 21202		%

Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333		%

EAFE® Equity Index Fund—Class A:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Connecticut General Life Insurance Separate Account FE 900 Cottage Grove Road Hartford, CT 06152-0001		%

United of Omaha Mutual of Omaha Plaza Omaha, NE 68175		%

Travelers Fund BD III for Variable Annuities (TIC) One Towers Square Hartford, CT 06183-0001		%

Connecticut General Life Insurance Separate Account PG 280 Trumbull Street P.O. Box 2975 Hartford, CT 06104-2975		%

CIGNA Separate Account GR H14A 280 Trumbull Street Hartford, CT 06104		%

Travelers Fund BD IV for Variable Annuities (TALC) One Tower Square Hartford, CT 06183		%

EAFE® Equity Index Fund—Class B:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Integrity Life Insurance Company 515 West Market Street 8th Floor Louisville, KY 40202-3333		%

Deutsche Asset Management Inc. One South Street Baltimore, MD 21202		%

Small Cap Index Fund—Class A:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Lincoln National Life Variable Annuity Account C 1300 South Clinton Street 6H02 Fort Wayne, IN 46802-3506		%

Lincoln National Life Separate Acct 1300 South Clinton Street 6H02 Fort Wayne, IN 46802-3506		%

CM Life Insurance Co. 1295 State Street Springfield, MA 01111-0001		%

Connecticut General Life Insurance Separate Account FE 900 Cottage Grove Road Hartford, CT 06152-0001		%

Great West Life & Annuity Ins. Co. 8515 E. Orchard Road 2T2 Englewood, CO 80111-5037		%

Travelers Fund BD IV for Variable Annuities (TLAC) One Tower Square Hartford, CT 06183		%

Travelers Fund BD III for Variable Annuities (TIC) One Tower Square Hartford, CT 06183-0001		%

Allmerica Financial Life Insurance & Annuity Co. Attn Separate Accounts Mail Stop S-3 440 Lincoln Street Worcester, MA 01653		%

Small Cap Index Fund—Class B:

Name and Address	Shares Owned	Percent Ownership of Outstanding Shares
Jefferson Pilot Financial Ins. Co. JFP Separate Account A One Granite Place Mail Code 1S 03 Concord, NH 03301		%

EXHIBIT C

Fund (Fiscal Year)	Date of Current Advisory Agreement	Date Last Approved by the Fund’s
		Trustees	Shareholders*
Equity 500 Index Fund 12/31	7/30/02	6/6/02	7/30/02
EAFE® Equity Index Fund 12/31	7/30/02	6/6/02	7/30/02
Small Cap Index Fund 12/31	7/30/02	6/6/02	7/30/02

*
Submitted for shareholder vote because the merger on June 4, 1999 between Bankers Trust Company, the then-current advisor to the Funds, and a US subsidiary of Deutsche Bank AG may have arguably resulted in an assignment and, therefore, termination of the investment advisory agreements.

C-1

EXHIBIT D

FORM OF INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of the      day of             , 200_ by and between DEUTSCHE ASSET MANAGEMENT VIT FUNDS, a New York trust (the “Trust”), and DEUTSCHE ASSET MANAGEMENT, INC., a Delaware corporation (the “Advisor”).

WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment advisor; and

WHEREAS, the Trust and the Advisor desire to enter into an agreement to provide investment advisory services for the series listed in Exhibit A to this Agreement on the terms and conditions hereinafter set forth;

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

1.    Appointment of Investment Advisor.    The Trust hereby appoints the Advisor to act as the investment advisor of each series listed in Exhibit A to this Agreement (each such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with section 11, being herein referred to as “a Series”, and collectively as “the Series”). The Advisor shall manage a Series’ affairs and shall supervise all aspects of a Series’ operations (except as otherwise set forth herein), including the investment and reinvestment of the cash, securities or other properties comprising a Series’ assets, subject at all times to the policies and control of the Board of Trustees. The Advisor shall give a Series the benefit of its best judgment, efforts and facilities in rendering its services as Advisor.

2.    Delivery of Documents.    The Trust has furnished the Advisor with copies properly certified or authenticated of each of the following:

(a)  The Trust’s Declaration of Trust, filed with the State of New York on [March 27, 1993], and all amendments thereto (such Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the “Declaration of Trust”);

(b)  Resolutions of the Trust’s Board of Trustees and shareholders authorizing the appointment of the Advisor and approving this Agreement;

(c)  Each Series’ Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended (the “1940 Act”) (File No. 811-7774) as filed with the Securities and Exchange Commission (“SEC”) relating to the shares of the Trust and its series, and all amendments thereto; and

(d)  Each Series’ most recent prospectus (such prospectus, as presently in effect, and all amendments and supplements thereto are herein called “Prospectus”).

The Trust will furnish the Advisor from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

The Advisor will provide the Trust with copies of its Form ADV, including all amendments thereto, as filed with the SEC.

3.    Duties of Investment Advisor.    In carrying out its obligations under Section 1 hereof, the Advisor shall:

(a)  supervise and manage all aspects of a Series’ operations, except for distribution services;

(b)  formulate and implement continuing programs for the purchases and sales of securities, consistent with the investment objective and policies of a Series;

(c)  provide the Trust with, or obtain for it, adequate office space and all necessary office equipment and services, including telephone service, utilities, stationery, supplies and similar items for the Trust’s principal office;

(d)  obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or a Series, and whether concerning the individual issuers whose securities are included in a Series portfolio or the activities in which they engage, or with respect to securities which the Advisor considers desirable for inclusion in a Series’ portfolio;

(e)  determine which issuers and securities shall be represented in a Series’ portfolio and regularly report thereon to the Trust’s Board of Trustees; and

(f)  take all actions necessary to carry into effect a Series’ purchase and sale programs.

4.    Portfolio Transactions.    The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for a Series and is directed to use its reasonable best efforts to obtain the best net results as described from time to time in a Series’ prospectus and statement of additional information. The Advisor will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of a Series to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as otherwise permitted from time to time by a Series’ prospectus and statement of additional information.

Subject to the policies established by the Board in compliance with applicable law, the Advisor may direct DB Securities, Inc. (“DB Securities”) or any of its affiliates to execute portfolio transactions for a Series on an agency basis. The commissions paid to DB Securities or any of its affiliates must be, as required by Rule 17e-1 under the 1940

Act, “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities . . . during a comparable period of time.” If the purchase or sale of securities consistent with the investment policies of a Series or one or more other accounts of the Advisor is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Advisor. DB Securities or any of its affiliates and the Advisor may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution.

The Trust on behalf of a Series will not deal with the Advisor or DB Securities or any of its affiliates in any transaction in which the Advisor or DB Securities or any of its affiliates acts as a principal with respect to any part of a Series’ order, except in compliance with rules of the SEC. If DB Securities or any of its affiliates is participating in an underwriting or selling group, a Series may not buy portfolio securities from the group except in accordance with policies established by the Board in compliance with rules of the SEC.

5.    Control by Board of Trustees.    Any management or supervisory activities undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of a Series pursuant thereto, shall at all times be subject to any applicable directives of the Board.

6.    Compliance with Applicable Requirements.    In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

(a)  all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

(b)  the provisions of the Registration Statement of the Trust on behalf of a Series under the 1933 Act and the 1940 Act;

(c)  the provisions of the Declaration of Trust;

(d)  any other applicable provisions of state and federal law.

7.    Expenses.    The expenses connected with the Trust on behalf of a Series shall be allocable between the Trust and the Advisor as follows:

(a)  The Advisor shall furnish, at its expense and without cost to the Trust, the services of one or more officers of the Advisor, to the extent that such officers may be required by the Trust on behalf of a Series for the proper conduct of its affairs.

(b)  The Trust assumes and shall pay or cause to be paid all other expenses of the Trust on behalf of a Series, including, without limitation: payments to the Trust’s distributor under the Trust’s plan of distribution; the charges and expenses of any registrar, any custodian or depository appointed by the Trust for the safekeeping of a Series’ cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Trust; brokers’ commissions chargeable to the Trust on behalf of a Series in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Trust to Federal, State or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with the registration and maintenance of registration of the Trust and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Trust and supplements thereto to the Trust’s shareholders; all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or Trustee members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Trust’s shares; charges and expenses of legal counsel, including counsel to the Trustees of the Trust who are not interested persons (as defined in the 1940 Act) of the Trust and of independent certified public accountants, in connection with any matter relating to the Trust; membership dues of industry associations; interest payable on Trust borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Series’ or Trust’s operation unless otherwise explicitly provided herein.

8.    Delegation of Advisory Services.    With respect to any or all Series listed in Schedule A to this Agreement, and subject to the prior approval of a majority of the members of the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons,” as defined in the 1940 Act, and, where required, the shareholders of the Series, the Advisor may, through a sub-advisory agreement or other arrangement, (1) delegate to a sub-adviser any or all of its duties enumerated in section 1 hereof and (2) delegate to any other company that the Advisor controls, is controlled by, or is under common control with, or to specified employees of any such companies, or to more than one such company, to the extent permitted by applicable law, any or all of the Advisor’s duties enumerated in section 1 hereof, and may adjust the duties of such entity, the portion of portfolio assets of the Series that such entity shall manage and the fees to be paid to such entity; provided, that with respect to the delegations, the Advisor shall continue to supervise the services provided by any such sub-adviser or any such company or employees and any such delegation shall not relieve the Advisor of any of its obligations hereunder (including without limitation the management of the Series’ assets in accordance with this Agreement).

9.    Compensation.    For the services to be rendered and the expenses assumed by the Advisor, the Trust shall pay to the Advisor monthly compensation in accordance with Exhibit A.

Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above.

In the event of termination of this Agreement, the advisory fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

In addition to the foregoing, the Advisor may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or a portion thereof would otherwise accrue) and/or undertake to pay or reimburse the

Trust on behalf of the Series for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Advisor. Any such fee reduction or undertaking may be discontinued or modified by the Advisor at any time.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

10.    Non-Exclusivity.    The services of the Advisor to the Trust on behalf of each Series are not to be deemed to be exclusive, and the Advisor shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers or directors of the Advisor may serve as officers or Trustees of the Trust, and that officers or Trustees of the Trust may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, trustees or directors of any other firm, trust or corporation, including other investment companies.

11.    Additional Series and Classes.    In the event that the Trust establishes one or more series of Shares or one or more classes of Shares after the effectiveness of this Agreement, such series of shares or classes of shares, as the case may be, shall become Series and Classes under this Agreement upon approval of this Agreement by the Board with respect to the series of Shares or class of Shares and the execution of an amended Appendix A reflecting the applicable names and terms.

12.    Duration and Termination.    This Agreement, unless sooner terminated as provided herein, shall remain in effect with respect to the Trust on behalf of a Series until two years from the date first set forth above, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series, subject to the right of the Trust and the Advisor to terminate this contract as provided in this Section 12; provided, however, that if the shareholders of a Series fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder.

This Agreement may be terminated as to a Series at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Series on not less than 60 days’ written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the term ”assignment” shall have the meaning as set forth in the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC.

13.    Limitation of Liability of the Advisor; Indemnification.

The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Series in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

14.    Notices.    Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Currently such addresses are as follows: if to the Trust, One South Street, Baltimore, Maryland 21202, if to the Advisor, 280 Park Avenue, New York, New York 10017.

15.    Severability.    If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

16.    Entire Agreement.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act as modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC, when applicable.

17.    Reports.    The Trust and the Advisor agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

18.    Certain Records.    Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

19.    Questions of Interpretation.    Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision shall be deemed to incorporate the effect of such order, rule, regulation or interpretative release. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

20.    Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

[SEAL]	DEUTSCHE ASSET MANAGEMENT VIT FUNDS

Attest:	By:

Name:	Name:

Title:

[SEAL]	DEUTSCHE ASSET MANAGEMENT, INC.

Attest:	By:

Name:	Name:

Title:

EXHIBIT A

TO INVESTMENT ADVISORY AGREEMENT  MADE AS OF

BETWEEN

DEUTSCHE ASSET MANAGEMENT VIT FUNDS
AND
DEUTSCHE ASSET MANAGEMENT, INC.

1. Series	2. Investment Advisory Fee
Equity 500 Index Fund—Class A	0.20%
Equity 500 Index Fund—Class B	0.20%
EAFE® Equity Index Fund—Class A	0.45%
EAFE® Equity Index Fund—Class B	0.45%
Small Cap Index Fund—Class A	0.35%
Small Cap Index Fund—Class B	0.35%

EXHIBIT E

[TO COME]

E-1

EXHIBIT F

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER

AGREEMENT made as of the      day of             , 200     by and among             , a Delaware corporation (the “Investment Adviser”), and             , a          (the “Subadviser”).

WHEREAS,              (the “Trust”) is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and              (“the Fund”) is a series of the Trust;

WHEREAS, the Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement, dated                 , 2002 with the Investment Adviser (the “Advisory Agreement”) pursuant to which the Investment Adviser has agreed to provide certain management services to the Fund;

WHEREAS, pursuant to the provisions of the Advisory Agreement, the Investment Adviser may delegate any or all of its portfolio management responsibilities under that agreement to one or more subadvisers;

WHEREAS, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth;

NOW, THEREFORE, the Investment Adviser, the Trust and the Subadviser agree as follows:

1.    Investment Advisory and Management Services.    Subject to and in accordance with the provisions hereof, the Investment Adviser hereby appoints the Subadviser to serve as sub-investment adviser to perform the various investment advisory and other services for the Fund set forth herein and, subject to the restrictions set forth herein, hereby delegates to the Subadviser the authority vested in the Investment Adviser pursuant to the Advisory Agreement to the extent necessary to enable the Subadviser to perform its obligations under this Agreement, and the Subadviser hereby accepts such appointment.

Subject to the supervision and control of the Investment Adviser and the Board of Trustees, the Subadviser will regularly provide the Fund with investment advice and investment management services concerning the investments of the Fund. The Subadviser will determine what securities shall be purchased, held, sold or reinvested by the Fund and what portion of the Fund’s assets shall be held uninvested in cash and cash equivalents, subject at all times to: (i) the provisions of the Trust’s Declaration of Trust and By-laws, (ii) the requirements of the 1940 Act, and the rules and regulations thereunder, (iii) the investment objectives, policies and restrictions applicable to the Fund (including, without limitation, the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies), as each of the same shall be from time to time in effect or set forth in the Fund’s Prospectus and

Statement of Additional Information, and (iv) any other investment guidelines, policies or limitations the Board of Trustees or the Investment Adviser may from time to time establish and deliver in writing to the Subadviser.

To carry out such determinations the Subadviser will exercise full discretion, subject to the preceding paragraph, and act for the Fund in the same manner and with the same force and effect as the Trust might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Subadviser will also make its officers and employees available to meet with the officers of the Investment Adviser and the Trust’s officers and Trustees on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions. In addition, the Subadviser shall, on the Subadviser’s own initiative, and as reasonably requested by the Investment Adviser, for itself and on behalf of the Fund, furnish to the Investment Adviser from time to time whatever information the Investment Adviser reasonably believes appropriate for this purpose. From time to time as the Board of Trustees of the Trust or the Investment Adviser may reasonably request, the Subadviser will furnish to the Investment Adviser and Trust’s officers and to each of its Trustees, at the Subadviser’s expense, reports on portfolio transactions and reports on issuers of securities held by the Fund, all in such detail as the Trust or the Investment Adviser may reasonably request. In addition, the Subadviser shall provide advice and assistance to the Investment Adviser as to the determination of the value of securities held or to be acquired by the Fund for valuation purposes in accordance with the process described in the Fund’s current Prospectus or Statement of Additional Information.

The Subadviser shall maintain all accounts, books and records as required of an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed by under the 1940 Act and the rules and regulations thereunder. The Subadviser shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement including all means for the effecting of securities transactions. The Subadviser agrees that all such records are the property of the Trust, and will be surrendered to the Trust promptly upon request. The Subadviser shall permit the Investment Adviser, the Fund’s officers and its independent public accountants to inspect and audit such records pertaining to the Fund at reasonable times during normal business hours upon due notice.

In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, except as expressly provided for herein or otherwise expressly provided or authorized in writing by the Investment Adviser, shall have no authority to act for or represent any Fund or the Trust in any way or otherwise be deemed to be an agent of any Fund, the Trust or of the Investment Adviser. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Subadviser’s services to the Fund pursuant to this Agreement are not to be deemed to be exclusive, and it is understood that the Subadviser may render investment advice, management and other services to others.

Subject to and in accordance with the provisions hereof and any direction of the Board of Trustees, the Subadviser shall vote, pursuant to procedures set forth and described to the Trustees, all proxies solicited by or with respect to issuers of securities in which the assets of the Fund may be invested from time to time.

2.    Expenses.    The Subadviser will bear its own costs of performing its obligations under this Agreement, including, but not limited to, the following: all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund.

The Subadviser will not be responsible for expenses of the Investment Adviser or the Fund, including, but not limited to, the following: the Fund’s legal, auditing and accounting expenses; expenses of maintenance of the Fund’s books and records other than those required to be maintained by the Subadviser, including computation of the Fund’s daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues incurred by the Fund; fees of the Fund’s custodians, transfer agents, registrars or other agents; expenses of preparing the Fund’s share certificates; expenses relating to the redemption or repurchase of the Fund’s shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state laws; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund investors (except that the Subadviser will be responsible for costs associated with reprints of or supplements to such documents necessitated solely by actions involving the Subadviser, including, without limitation, a change of control of the Subadviser or any change in the portfolio manager or managers assigned by the Subadviser to manage the Fund); cost of Fund stationery; costs of Trustee, shareholder and other meetings of the Trust or Fund (except that the Subadviser will be responsible for costs associated with any shareholder meeting, proxy solicitation or proxy statement or information statement, in each case, to the extent necessitated by actions or events involving the Subadviser, including, without limitation, a change of control of the Subadviser); traveling expenses of officers, Trustees and employees of the Trust or Fund; fees of the Trust’s Trustees and salaries of any officers or employees of the Trust or Fund; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Trust or Fund and their officers and Trustees.

Compensation of Subadviser.    As compensation for all investment advisory and management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee from its fee, computed daily and paid monthly in arrears, which varies in accordance with the net asset value of the Fund. The annual subadvisory fee is expressed as a percent of the average daily net assets of the Fund as follows:

Average Daily Net Asset Level	Annual Fee Rate
$0 to $ million	%
above $ million to $ million	%
above $ million to $ million	%
above $ million	%

For any period less than a full fiscal month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal month. The Subadviser’s fee shall be payable solely by the Investment Adviser from its fee as investment adviser. The Fund shall have no responsibility for such fee.

For purposes hereof, the value of net assets of the Fund shall be computed as required by the 1940 Act and in accordance with any procedures approved by the Board of Trustees for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares. On any day that the net asset value determination is suspended as specified in the Fund’s Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

3.    Obligations of the Investment Adviser.

a.  The Investment Adviser shall provide (or cause the Trust’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Fund, cash requirements and cash available for investment in the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its responsibilities hereunder.

b.  The Investment Adviser has furnished the Subadviser a copy of the Prospectus and Statement of Additional Information of the Fund and agrees during the continuance of this Agreement to furnish the Subadviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become effective.

4.    Brokerage Transactions.    Subject to the provisions of this Section 4 and absent instructions from the Investment Adviser or the Trust, the Subadviser will have full discretionary authority to place orders for the purchase and sale of securities for the account of the Fund with such brokers or dealers as it may select. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable best execution and net price available. In assessing the best execution and net price available for any transaction, the Subadviser shall consider all factors its deems relevant, including without limitation, the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, the quality of research provided and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis.

It is also understood, however, that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than another broker may have charged. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers upon a good faith determination that the commission paid is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, subject to applicable laws and regulations and review and direction by the Investment Adviser and the Trust’s Board of Trustees from time to time with respect to the extent and continuation of this practice. The Subadviser shall provide such information as the Investment Adviser or the Trustees shall from time to time request concerning the commissions paid by the Fund and research and other services provided to the Subadviser by brokers executing transactions on behalf of the Fund.

On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

The Subadviser may buy securities for a Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, the Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous to both of the accounts involved.

Notwithstanding the foregoing, the Subadviser agrees that the Investment Adviser shall have the right by written notice to identify securities that may not be purchased on behalf of the Fund and/or brokers and dealers through or with which portfolio transactions on behalf of the Fund may not be effected, including, without limitation, brokers or dealers affiliated with the Investment Adviser. The Subadviser shall refrain from purchasing such securities for the Fund or directing any portfolio transaction to any such broker or dealer on behalf of the Fund, unless and until the written approval of the Investment Adviser or the Board of Trustees, as the case may be, is so obtained. In addition, the Subadviser agrees that it shall not direct portfolio transactions for the Fund with or through the Subadviser or any broker or dealer that is an “affiliated person” of the Subadviser (as defined in the 1940 Act or interpreted under applicable rules and regulations of the Securities and Exchange Commission) without the prior written approval of the Board of Trustees and the Investment Adviser and then only as permitted under the 1940 Act.

In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its affiliated persons, will act as a principal in connection with the purchase or sale of investment securities by the Fund, except as permitted by applicable law and with the express written consent of the Board of Trustees and the Investment Adviser.

The Subadviser will advise the Fund’s custodian on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased or sold, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required.

5.    Standard of Care and Liability of Subadviser.    The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Fund or its shareholders by reason of: (a) the Subadviser’s causing the Fund to be in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund’s Prospectus or Statement of Additional Information or any written guidelines, policies or instruction provided in writing by the Trust’s Board of Trustees or the Investment Adviser, (b) the Subadviser’s causing the Fund to fail to satisfy the diversification or source of income requirements of Subchapter M of the Code or (c) the Subadviser’s willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement.

6.    Term and Termination.    This Agreement shall remain in force until                 , 200     and from year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Fund, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Subadviser or the Investment Adviser of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, upon 60 days’ written notice to the Subadviser, be terminated at any time without the payment of any penalty, (a) by the Fund, by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, or (b) by the Investment Adviser. This Agreement may, upon 120 days written notice to the Trust and the Investment Adviser, be terminated at any time, without payment of any penalty, by the Subadviser. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Advisory Agreement. In addition, the Investment Adviser shall have the right to terminate this Agreement upon immediate notice if the Subadviser becomes statutorily disqualified from performing its duties under this Agreement or otherwise is legally prohibited from operating as an investment adviser. Upon the effective date of termination of this Agreement, the Subadviser shall deliver all books and records of the Trust and the Fund to such entity as the Trust may designate as a successor subadviser, or to the Investment Adviser. [The provisions of Sections 5, 13, 14, 15, 16, 18 and 19 shall survive termination of this Agreement.]

7.    Interpretation of Terms; Captions.    In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act and the rules and regulations thereunder (including specifically the definitions of “interested person,” “affiliated person,” “assignment,” “control” and “vote of a majority of the outstanding voting securities”), shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. Captions used herein are for reference only and shall not limit or otherwise affect the meaning of any provision of this Agreement.

8.    Registration Statement, Prospectus and Statement of Additional Information Concerning Subadviser; Compliance Procedures and Information.    The Subadviser has reviewed the most recent amendment to the Registration Statement of the Trust, relating to the Fund as filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and the 1940 Act (File Nos. 333-00479; 811-07507) and the

current Prospectus and Statement of Additional Information relating to the Fund, and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement, Prospectus and Statement of Additional Information contain, on and after the effective date thereof, no untrue statement of any material fact and do not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser shall promptly provide such information as is necessary to enable the Trust to prepare and update the Trust’s Registration Statement (and any supplement thereto) and the Fund’s financial statements, and shall notify the Trust promptly in the event any information contained therein relating to the Subadviser or the Subadviser’s management of the Fund becomes inaccurate or incomplete under applicable law. The Subadviser understands that the Trust and the Investment Adviser will rely on such information in the preparation of the Trust’s Registration Statement and the Fund’s financial statements, and hereby covenants that any such information approved by the Subadviser expressly for use in such registration and/or financial statements shall be true and complete in all material respects.

The Subadviser shall establish compliance procedures reasonably calculated to ensure compliance at all times with: all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the governing documents of the Fund and other written policies, guidelines and instructions; and any other applicable provisions of state, federal or foreign law. The Subadviser shall provide to the Investment Adviser and/or the Trustees such information as it or they may reasonably request in order to review the adequacy of the Subadviser’s compliance procedures.

The Subadviser shall maintain and enforce a Code of Ethics which in form and substance is consistent with industry norms existing from time to time. The Subadviser agrees to report to the Investment Adviser any material violations of the Code of Ethics affecting the Fund of which its senior management becomes aware. The Subadviser shall promptly notify the Investment Adviser and the Trustees upon the adoption of any material change to its Code of Ethics and provide copies thereof to the Investment Adviser and the Trustees so that the Trustees, including a majority of the Trustees who are not interested persons of the Fund, may consider approval of such change promptly after its adoption by the Subadviser. The Subadviser shall also provide the Fund with a copy of any amendments to its Code of Ethics that do not represent a material change to such Code of Ethics.

9.    Insurance.    The Subadviser shall maintain for the duration hereof, with an insurer acceptable to the Investment Adviser, a blanket bond and professional liability or errors and omissions insurance in an amount or amounts reasonably acceptable to the Investment Adviser.

10.    Representations of the Investment Adviser.    The Investment Adviser represents, warrants and agrees that:

(i)  the Investment Adviser is a corporation duly incorporated under the laws of Delaware;

(ii)  the Investment Adviser is duly registered as an investment adviser under the Advisers Act;

(iii)  the Investment Adviser has been duly appointed by the Trustees and shareholders of the Fund to provide investment services to the Fund as contemplated by the Advisory Contract;

(iv)  the execution, delivery and performance of this Agreement are within the Investment Adviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Investment Adviser;

(v)  no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(vi)  this agreement constitutes a legal, valid and binding obligation enforceable against the Investment Adviser.

11.    Representations of the Subadviser.    The Subadviser represents, warrants and agrees that:

(i)  the Subadviser is a              established pursuant to the laws of             ;

(ii)  the Subadviser is duly registered as an investment adviser under the Advisers Act;

(iii)  the execution, delivery and performance of this Agreement are within the Subadviser’s powers, have been and remain duly authorized by all necessary action and will not violate or constitute a default under any applicable law or regulation or of any decree, order, judgment, agreement or instrument binding on the Subadviser;

(iv)  no consent of any applicable governmental authority or body is necessary, except for such consents as have been obtained and are in full force and effect, and all conditions of which have been duly complied with; and

(v)  this agreement constitutes a legal, valid and binding obligation enforceable against the Subadviser.

12.    Certain Covenants of the Subadviser.    The Subadviser will promptly notify the Trust and Investment Adviser in writing of the occurrence of any event which could have a material impact on the performance of its obligations pursuant to this Agreement, including without limitation:

(i)  the occurrence of any event which could disqualify the Subadviser from serving as an investment adviser of a registered investment company pursuant to the 1940 Act and the rules and regulations thereunder and the Advisers Act and the rules and regulations thereunder.

(ii)  any change in the Subadviser’s overall business activities that may have a material adverse affect on the Subadviser’s ability to perform under its obligations under this Agreement;

(iii)  any event that would constitute a change in control of the Subadviser or an assignment by the Subadviser of this Agreement;

(iv)  any change in the portfolio manager of the Fund; and

(v)  except to the extent prohibited by applicable law or order, the existence of any pending or threatened audit, investigation, complaint, examination or other inquiry relating to the Fund conducted by any state or federal governmental regulatory authority.

The Subadviser agrees that it will promptly supply the Investment Adviser with copies of any material changes to any of the documents provided by the Subadviser pursuant to Section 9 of this Agreement.

13.    Regulation.    Except to the extent prohibited by applicable law or order, the Subadviser agrees that it will immediately forward, upon receipt, to the Adviser, for itself and as agent for the Fund, any correspondence from the Securities and Exchange Commission or other regulatory authority that relates to the Fund including routine regulatory examinations or inspections. Subject to Section 18 hereof, the Subadviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports or other material which any such body by reason of this Agreement may reasonably request or require pursuant to applicable laws and regulations, and shall cooperate with the Trust and the Investment Adviser in responding to requests or investigations of such regulatory or administrative bodies or any internal investigation conducted by the Trust or the Investment Adviser.

14.    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the             , without giving effect to the choice of law principles thereof, except to the extent the laws of the              are in conflict with U.S. federal law, in which event U.S. federal law will control.

15.    Entire Agreement; Amendments.    This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded, except by a writing signed by the parties hereto and in accordance with the 1940 Act or pursuant to applicable orders or interpretations of the Securities and Exchange Commission.

16.    Severability.    Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

17.    Use of Name.    The Subadviser will not use the name of the Investment Adviser, the Trust or the Fund in any advertisement, sales literature or other communication to the public except in accordance with such policies and procedures as shall be mutually agreed to in writing by the Subadviser and the Investment Adviser.

18.    Confidentiality.    Each party agrees that it shall hold in strict confidence all data and information obtained from another party hereto (unless such information is or becomes readily ascertainable from public or published information or trade sources) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, unless such disclosure is required by the Securities and Exchange Commission, other regulatory body with applicable jurisdiction, or the Fund’s auditors, or in the opinion of its counsel, applicable law, and then only with as much prior written notice to the other party as is practicable under the circumstances.

19.    Notices.    Any notice under this Agreement shall be delivered, mailed or faxed to the addresses or fax numbers set forth below, as the case may be, or such other address or number as any party may specify in writing to the others:

If to the Investment Adviser:

Name: Deutsche Asset Management, Inc.
Address:
Attn: President
Tel:
Fax:

If to the Subadviser:

Name:
Address:
Attn:
Tel:
Fax:

If delivered, such notices shall be deemed given upon receipt by the other party or parties. If mailed, such notices shall be deemed given seven (7) days after being mailed. If faxed, notices shall be deemed given on the next business day after confirmed transmission to the correct fax number.

20.    Execution in Counterparts.    This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

[INVESTMENT ADVISER]

By:

Its:

[SUBADVISER]

By:

Its:

EXHIBIT G

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY DEAM, INC.

Funds with similar investment objectives	Total Assets as of September 30, 2002	Contractual Advisory Fees
Equity 500 Index Investment	$351,927,083.91	—	(1)
Equity 500 Index Portfolio		$0.05%	(1)
Equity 500 Index Premier	$1,143,291,263.70	—	(1)
Federated Large Cap Index Fund	$1,798,210.37	—	(1)
Homestead Stock Index Fund	$18,292,504.96	—	(1)
Scudder S&P 500 Index Fund AARP	$298,309,980.71	—	(1)
Scudder S&P 500 Index Fund Class S	$365,202,418.82	—	(1)
Scudder S&P 500 Stock Fund	$64,597,543.57	0.33%	(2)
Scudder Select 500	$44,948,385.30	0.50%	(3)
DeAM VIT Equity 500 Index	$554,196,491.56	0.20%

EAFE Equity Index Portfolio		$0.25%	(4)
EAFE Equity Index Premier	$124,935,855.01	—	(4)
DeAM VIT EAFE Equity Index	$71,523,796.45	0.45%

Small Cap Index Fund	$132,804,793.26	0.65%
The Small Cap Fund, Inc.	$89,760,492.94	1.00%
DeAM VIT Small Cap Index Fund	$554,196,491.56	0.35%

(1)
Equity 500 Index Portfolio is the master portfolio. Equity 500 Index Premier, Equity 500 Index Investment, Federated Large Cap Index Fund, Homestead Stock Index Fund, and Scudder S&P 500 Index Fund AARP and Class S are the feeder funds to the Equity 500 Index Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder funds proportionately based upon the feeder fund's interest in the master portfolio.

(2)	0.33% first $100,000,000 0.29% next $100,000,000 0.27% more than 200,000,000

(3)	0.50% first $500,000,000 0.475% Next 500,000,000 0.45% $In Excess of $1,000,000,000

(4)
EAFE Equity Index Portfolio is the master protfolio. EAFE Equity Index Premier is the only feeder fund to the EAFE Equity Index Portfolio. The advisory fee is paid by the master portfolio under the Advisory Agreement and allocated to the feeder fund.

G-1

Funds with similar investment objectives	Total Assets as of September 30, 2002		Contractual Advisory Fees
EQ Advisors Trust -		$76,612,826.72	0.05%
EQ Small Company Index Portfolio
EQ Advisors Trust -		$66,049,910.30	0.15%
EQ International Equity Index Portfolio
Fidelity Commonwealth Trust -		$6,303,428,060.79	Note A
Spartan 500 Index Fund
Variable Insurance Products Fund II -		$2,346,505,892.74	0.006%
Index 500 Portfolio
Fidelity Concord Street Trust -		$11,840,100,825.80	0.006%
Spartan U.S. Equity Index Fund
Fidelity Concord Street Trust -		$240,231,581.96	Note B
Spartan International Index Fund
MML Equity Index Fund		$274,975,106.73	Note C
MassMutual Indexed Equity Fund		$753,462,488.04	Note D
Scudder Variable Series -	$		Note E
SVS Index 500 Portfolio
Scudder Investors Trust -	$		Note F
Scudder S&P 500 Stock Index Fund
USAA S&P Index Fund		$1,537,638,384.42	Note G

Note A)
DEAM, Inc. is paid a monthly fee computed at an annual rate of 0.006% (0.6 basis points) of the average daily net assets of the Portfolio (computed in the manner set forth in the Trust's Declaration of Trust) throughout the month.

Note B)
DEAM, Inc. is paid an annual rate of 0.065% (6.5 basis points). In addition, a monthly fee equal to $35 for each securities transaction executed on behalf of the Portfolio during such month, provided that such transaction fee shall not exceed in the aggregate $200,000 per annum.

Note C)	An annual rate of 0.01% on the first $1 billion of Aggregate Assets; and 0.0075% on Aggregate Assets in excess of $1 billion.

Note D)	An annual rate of 0.01% on the first $1 billion of Aggregate Assets; and 0.0075% on Aggregate Assets in excess of $1 billion.

Note E)
A monthly fee based on a percentage of average daily net assets of the Series calculated according to the following annualized fee schedule: On the first $200 million of the series net assets, an annualized rate of 0.07 of 1%; then 0.03 of 1% on the next $550 million; then 0.01 of 1% on the balance over $750 million. Minimum annual fee: $100,000. The minimum annual fee is not applicable for the first year of the Sub-Advisory Agreement.

Note F)
A monthly fee based on a percentage of average daily net assets of the Series calculated according to the following annualized fee schedule: On the first $100 million of the series net assets, an annualized rate of 0.07 of 1%; then 0.03 of 1% on the next $100 million; then 0.01 of 1% on the balance over $200 million. Minimum annual fee: $50,000 in the first year; $75,000 in the second year; and $100,000 thereafter.

Note G)
Annual rate of 0.02 of 1% per annum for average net assets up to $2.5 billion; 0.01 of 1% per annum for the next $1.5 billion average net assets; and 0.005 of 1% per annum of the amount by which the average daily net assets of the USAA S&P Index Fund exceed $4 billion.

G-2

EXHIBIT H

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND PRINCIPAL
EXECUTIVE OFFICER OF DeAM, INC.

The names and principal occupations of the current directors and executive officers of DeAM, Inc. are set forth below. The business address of each person is 280 Park Avenue, New York, NY 10017, except for William Butterly and John Kim whose business address is 345 Park Avenue, New York, NY 10154.

Name	Principal Occupation
Stephen R. Burke	Director

Lori Callahan	Director and President

Deborah Flickinger	Director

William N. Shiebler	Director

Gwyn Thomas	Director and Treasurer

David Baldt	Executive Vice President

Gary Bartlett	Executive Vice President

William G. Butterly, III	Executive Vice President, Secretary, General Counsel, and Chief Legal Officer

Amy Olmert	Chief Compliance Officer

Joseph Rice	Assistant Treasurer

John Kim	Assistant Secretary

H-1

EXHIBIT I

INVESTMENT COMPANIES ADVISED OR SUBADVISED BY NTI

Funds with similar investment objectives	Total Assets as of , 2002	Contractual Advisory Fees
Northern Small Cap Index Fund		0.60%
Northern Stock Index Fund		0.50%
Northern Institutional International Equity
Index Portfolio
Class A Shares		0.35%
Class C Shares		0.35%
Class D Shares		0.35%
Northern Institutional Small Company
Index Portfolio
Class A Shares		0.30%
Class C Shares		0.30%
Class D Shares		0.30%
Northern Institutional Equity Index
Portfolio
Class A Shares		0.20%
Class C Shares		0.20%
Class D Shares		0.20%
Northern Institutional U.S. Treasury Index
Portfolio
Class A Shares		0.30%
Class C Shares		0.30%
Class D Shares		0.30%

I-1

EXHIBIT J

PRINCIPAL OCCUPATIONS OF EACH DIRECTOR AND
PRINCIPAL EXECUTIVE OFFICER OF NTI

Set forth below is information concerning the principal executive officer and each director of Northern Trust Investments, Inc. The business address of each such person is 50 South LaSalle Street, Chicago, IL 60675:

Name and Position with Northern Trust Investments, Inc.	Principal Occupation

Stephen B. Timbers Chairman, President & Chief Executive Officer	President, Northern Trust Global Investments, and Executive Vice President, Northern Trust Corporation and The Northern Trust Company

Judy M. Bednar Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Carl J. Domino Director & Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Orie Leslie Dudley, Jr. Director and Executive Vice President	Executive Vice President and Chief Investment Officer, Northern Trust Corporation and The Northern Trust Company

Perry R. Pero Director	Vice Chairman and Chief Financial Officer, Northern Trust Corporation and The Northern Trust Company

Stephen N. Potter Director & Senior Vice President	Senior Vice President The Northern Trust Company

Alan W. Robertson Director & Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Kevin J. Rochford Director & Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

Peter L. Rossiter Director	President — Corporate and Institutional Services Northern Trust Corporation and The Northern Trust Company

Terence J. Toth Director & Senior Vice President	Senior Vice President The Northern Trust Company

Frederick H. Waddell Director	Executive Vice President The Northern Trust Company

Lloyd A. Wennlund Director and Senior Vice President	Senior Vice President Northern Trust Investments, Inc.

J-1

Q&Acontinued

provides that, for a period of up to 120 days after the closing of the transaction, the investment advisory personnel who currently provide services to the Funds under the current advisory agreements will be employees of both DeAM, Inc. and NTI and will continue to manage the Funds pursuant to the current advisory agreements, but will become employees solely of NTI at the end of the 120-day period. In addition, the agreement with Northern Trust contemplates that DeAM, Inc. would no longer provide passive index management services, except to the extent provided in its proposed new advisory agreements, which are described in the proxy statement. Thus, if shareholders do not approve the Proposals, DeAM, Inc. will return to the Boards of the Trust and the Funds with a recommendation that would address the reasons for the non-approval.

Q:  Will the investment advisory fees remain the same?

A:  Yes. The investment advisory fee rate charged under the proposed advisory agreement with DeAM, Inc. will remain the same as under the current advisory agreement. The fee proposed to be paid to NTI for its sub-advisory services to your fund will be paid by DeAM, Inc., not by your fund.

Q:  What are the Board’s recommendations?

A:  The Board recommends that all shareholders vote “FOR” the approval of the new advisory agreement and the new sub-advisory agreement.

Q:  Will my fund pay for the proxy solicitation and legal costs associated with this solicitation?

A:  No, DeAM, Inc. will bear these costs.

Q:  How can I vote?

A:  You can vote in any one of four ways:

■	Through the internet by going to the website listed on your proxy card;
■	By telephone, with a toll-free call to the number listed on your proxy card;
■	By mail, with the enclosed proxy card; or
■	In person at the special meeting.

We encourage you to vote over the internet or by telephone, using the voting control number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q&Acontinued

Q:  I plan to vote by mail. How should I sign my proxy card?

A:  Please see the instructions at the end of the Notice of Special Meeting of Shareholders, which is attached.

Q:  I plan to vote by telephone. How does telephone voting work?

A:  To vote by telephone, please read and follow the instructions on your enclosed proxy card(s).

Q:  I plan to vote through the Internet. How does Internet voting work?

A:  To vote through the internet, please read and follow the instructions on your enclosed proxy card(s).

Q:  Whom should I call with questions?

A:  Please call Georgeson Shareholder Communications at 1-866-767-2075 with any additional questions about the proxy statement or the procedures to be followed to execute and deliver a proxy.

Q:  Why am I receiving proxy information on funds that I do not own?

A:  Since shareholders of certain of the Trust’s series are being asked to approve the same proposals, most of the information that must be included in a proxy statement for your fund needs to be included in a proxy statement for the other funds as well. Therefore, in order to save money and to promote efficiency, one proxy statement has been prepared for the Trust’s series.

The attached proxy statement contains more detailed information about the proposals. Please read it carefully.

FORM OF PROXY CARD

MUTUAL FUND SERVICES—LEGAL DEPARTMENT
[Code]

One South Street
Baltimore, Maryland 21202-3220
To vote by Telephone

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Call .
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1)	Read the Proxy Statement and have the Proxy card below at hand.
2)	Go to Website www. .com.
3)	Enter the -digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
Deutsche Asset Management VIT Funds
[Name of Fund]

One South Street
Baltimore, Maryland 21202

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
10:00 a.m., Eastern time,  on February 14, 2003

The undersigned hereby appoints [Daniel O. Hirsch] and [Lisa Hertz] and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the “Special Meeting”), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposal I and Proposal II. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS I AND II.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

KEEP THIS PORTION FOR YOUR RECORDS.
DETACH AND RETURN  THIS PORTION ONLY.
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

[NAME OF FUND]

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Proposals I. Approval of a New Advisory Agreement with Deutsche Asset Management, Inc.

FOR ☐ AGAINST ☐ ABSTAIN ☐
II. Approval of a New Sub-Advisory Agreement between Deutsche Asset Management, Inc. and Northern Trust Investments, Inc.	The appointed proxies will vote on any other business as may properly come before the Special Meeting

FOR ☐ AGAINST ☐ ABSTAIN ☐	Receipt of the Notice and the Joint Proxy Statement, dated , 2002 (the “Proxy Statement”), is hereby acknowledged.

Signature (Please sign within box)	Date	Signature (Joint Owners)	Date

2